Exhibit 99.1
CONTACTS:

Dominic Paschel SuccessFactors, Inc. Investor Relations 415-262-4641 dpaschel@successfactors.com

Jesse Odell LaunchSquad Public Relations 415-625-8555 successfactors@launchsquad.com
SuccessFactors Announces Record Third Quarter Fiscal 2008 Results
Revenue Grows 77% Year-over-Year, While Improving Cash Flow 63%
•	Revenue grew 77% year-over-year, and 16% sequentially

•	Non-GAAP gross margin improves 200 basis points sequentially from 65% to 67%

•	Non-GAAP gross margin improves from 53% to 67% in less than 1 year

•	Non-GAAP operating margin improves sequentially 9%, and 48% in less than a year

•	Cash flow used in operating activities improves 63 percentage points to ($2.3) million compared to ($6.4) million in Q208

•	Company raises full year fiscal 2008 guidance

•	Company accelerates target to positive cash flow from operations by at least one full quarter from Q309 to Q209
SAN MATEO, Calif. — November 3, 2008 — SuccessFactors, Inc. (NASDAQ: SFSF), the global leader in on-demand performance and talent management solutions, today announced results for its third fiscal quarter of 2008 which ended September 30, 2008.
“SuccessFactors posted another solid quarter, delivering Software-as-a-Service-leading revenue growth of 77%. We spent less proportionally, while improving operating and gross margins by 9% and 2% respectively, and cash by 63%,” said Lars Dalgaard, chief executive officer for SuccessFactors. “As budgets tightened around us, we benefited from our plan to build global execution mass, create attractive growth, and drive both large recurring cash and profit contributions long term. We had planned to become cash flow positive by Q3 2009, but because of the strength of our recurring and new business, operating efficiencies, and expense management considering the environment, we can deliver positive cash flow from operations at least 1 quarter ahead of time to Q2 2009 while still maintaining industry leading growth.”
“Great companies, as well as those looking to become great, have been transformed by partnering with SuccessFactors in good and bad times. Companies spend the lion’s share of operating expenses on their people, and are pressed to improve productivity. Now, in this economy, more than ever, SuccessFactors continues to deliver the best tools for companies anywhere and any size to deliver that productivity improvement. As we continue in these truly uncharted waters, we will remain focused on customer success, product innovation leadership and tightening our fiscal discipline, while still taking advantage of one of the largest market opportunities that we have created and lead.”
SuccessFactors’ results for the third quarter of fiscal year 2008:
•	Q3 FY08 Revenue: Revenue was $29.7 million, compared to $16.7 million for the same period last year, an increase of 77%, and an increase of 16% sequentially from Q208.

•	Q3 FY08 Customers: Added approximately 220 new customers during the quarter. The company had approximately 2,360 customers as of September 30, 2008, an increase of 69% from 1,400 customers as of September 30, 2007, and an increase of 10% from 2,140 customers as of June 30, 2008.

•	Q3 FY08 Margins: Non-GAAP gross margin improved to 67% for the quarter ended September 30, 2008, up from 65% for the quarter ended June 30, 2008, and from 62% for the third quarter of 2007. Non-GAAP operating margin improved by 9 full percentage points to (61%) for the quarter ended September 30, 2008, compared to (70%) for the quarter ended June 30, 2008 and (109%) for the third quarter of 2007.

•	Q3 FY08 Expenses: Total non-GAAP operating expenses grew to 10% sequential growth from the second quarter of 2008, versus growth of 107% over fiscal 2007. For the quarter ended September 30, 2008, the non-GAAP total operating expenses excluded approximately $2.2 million in stock-based compensation expense.

•	Q3 FY08 Cash Flows Used in Operations: For the quarter ended September 30, 2008, the company used $2.3 million of cash in operating activities, down from the $6.4 million used in the quarter ended June 30, 2008. Total cash, cash equivalents and marketable securities at September 30, 2008 was $101.5 million.

•	Q3 FY08 Net Loss per Share: On a GAAP basis, for the quarter ended September 30, 2008, the net loss per common share, basic and diluted, was $0.37. The non-GAAP net loss per common share, basic and diluted, was $0.33, which excludes approximately $2.2 million in stock-based compensation expense, compared to a non-GAAP net loss per share, basic and diluted, of $0.33 in Q208. GAAP and non-GAAP net loss per common share calculations are based on 55.4 million weighted average shares outstanding during the quarter.

Additional Third Quarter Fiscal 2008 Highlights:

•	Continued to demonstrate a tremendous value proposition within the SMB and enterprise business groups, including some of the hardest hit industries — construction, financial services, retail, and real estate — which joined SuccessFactors to help reduce costs and drive growth.

•	Added new small-sized business customers including Frontier Financial Advisors, Intacct, Lowry Computer Products, Westfield Bank, Orion Bank, Tucker Freight Management Services, Paragon Federal Credit Union, National Bank & Trust Company, Williams Financial Group, Power Construction Company, Energy Recovery Inc., Mesa County Library, Master Chemical Corporation, GrowthWorks Capital, Carlisle Construction, TM Window & Door, Broadway Mechanical-Contractors, DW Distribution, and Kiva Microfunds.

•	Brought on board new medium-sized business customers such as Hallmark Services Corporation, Esurance, Teacher’s Credit Union, City of Arlington, Under Armour, Gamma Holdings, Kapstone Paper & Packaging Corporation, Cupertino Electric, South Florida Water Management District, and Fireside Bank.

•	Welcomed enterprise customers including The New York Times Company, KLA-Tencor Corporation, General Dynamics Corporation, Lowell General Hospital, Trinity Health, PETCO, Danaher Corporation, BMC Software, and the US Department of Education.

•	Signed new customers in Europe such as Landmark Hotels in the UK, Benetton in Italy, TietoEnator in Finland, DZ Bank in Germany, and Tetra Laval in Switzerland.

•	Gained strong traction in the Middle East with customers wins including Abu Dhabi Department of Civil Services and Dubai Maritime City.

•	Added new Asia Pacific customers including Incitec Pivot and Investa in Australia, Fila Korea, Korea Heat Exchanger, and HK Bank in Korea, and Citi Telecom and Net Circle in Hong Kong.

•	New partner-driven customers included Kellogg with IBM; US Department of Education and Users Group with GeoLearning; Glu Mobile with ADP; Masdar with Productiva; Prime Therapeutics and Selective Insurance with Ceridian; and Telkom South Africa with Resilience Group.

•	Delivered a series of significant product innovations
o	Collaborated with Google on set of five integrations across the SuccessFactors product suite

o	New release of Professional Edition for small and medium-sized businesses, built on ULTRA framework

o	New workforce analytics offering — Pixel Perfect Talent Cards

o	Enhancements in succession management and new recruiting management module for the mid-market

Guidance:
SuccessFactors is initiating guidance for its fourth quarter and is raising its full fiscal year 2008 guidance.

•	Q4 FY08: Revenue for the company’s fourth fiscal quarter is projected to be in the range of approximately $31.0 million to $31.5 million. Non-GAAP net loss per common share, basic and diluted, is expected to be in the range of approximately ($0.32) to ($0.34). Non-GAAP net loss per common share estimates exclude the effects of estimated stock-based compensation expense and assume an average weighted share count of approximately 56 million shares.

•	Full Year FY08: The company is raising guidance for full year revenue for fiscal 2008 from approximately $107 million to $108 million, to approximately $109.9 million to $110.4 million. The company now expects the non-GAAP net loss per common share for fiscal 2008 to be in the range of ($1.32) to ($1.34); previous guidance had been in the range of ($1.39) to ($1.43). Non-GAAP net loss per common share estimates exclude the effects of estimated stock-based compensation expense and assume an average weighted share count of approximately 54 million shares.
Conference Call
SuccessFactors will host a conference call to discuss its third quarter fiscal 2008 results today at 2:00 p.m. Pacific Standard Time. A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company’s Investor Relations website at http://www.successfactors.com/investor. In addition, an archive of the webcast can be accessed through the same link until November 14, 2008. Participants who choose to call into the conference call can do so by dialing domestically at 866-923-9739 and internationally at 706-634-0915. A domestic replay will be available at 800-642-1687 or 706-645-9291 internationally, passcode 67528816, until November 14, 2008.
Use of Non-GAAP Financial Information
SuccessFactors provides quarterly and annual financial statements that are prepared in accordance with generally accepted accounting principles (GAAP). To help understand SuccessFactors’ past financial performance and future results, SuccessFactors has supplemented its financial results that it provides in accordance with GAAP, with non-GAAP financial measures. The method SuccessFactors uses to produce non-GAAP financial results is not computed according to GAAP and may differ from the methods used by other companies. The non-GAAP measures used by SuccessFactors exclude the impact of stock-based compensation expense recorded under SFAS 123(R). SuccessFactors’ reference to these non-GAAP financial results should be considered in addition to results that are prepared under current accounting standards but should not be considered as a substitute for, or superior to, the financial results that are presented as consistent with GAAP. SuccessFactors’ management uses the supplemental non-GAAP financial measures internally to understand, manage and evaluate SuccessFactors’ business and make operating decisions. These non-GAAP financial measures are among the factors SuccessFactors’ management uses in planning for and forecasting future periods. Reconciliation to the nearest GAAP financial measures of the non-GAAP financial measures is included in this press release.
About SuccessFactors, Inc.
SuccessFactors is one of the fastest growing public software companies and the leading provider of on-demand employee performance and talent management solutions. The company enables organizations of every size, and across every industry and geography, to achieve high-performing workforces through goal alignment and execution, talent development and planning, and pay-for-performance initiatives. From 92 customers and approximately 282,000 end users in 2003 to more than 2,360 customers and more than 4 million end users today, SuccessFactors’ solutions are widely deployed across 60 industries in over 185 countries in 31 languages. Founded in 2001 with offices around the world, the company employs more than 700 people, all passionately focused on revolutionizing the future of work. For more information, visit: http://www.successfactors.com.
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“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995:
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are SuccessFactors’ current expectations and beliefs.
These forward-looking statements include statements about expected revenue and non-GAAP loss per share for the fourth fiscal quarter of 2008, the full fiscal year 2008, future cash flow, growth and related items. Factors that could cause actual results to differ materially include: our ability to continue to experience high customer renewal rates; whether customers renew their agreements for additional modules or users; levels of new customers; pricing pressures; the uncertain impact of the overall global economic slowdown; the fact that our market is at an early stage of development, and it may not develop as rapidly as we anticipate; competitive factors; outages or security breaches; our ability to develop, and market acceptance of, new services; our ability to manage our growth; our ability to improve our internal controls; our ability to successfully expand our sales force and its effectiveness; our ability to continue to manage expenses; the impact of unforeseen expenses; and general economic conditions worldwide. If any such risks or uncertainties materialize or if any of the assumptions proves incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Further information on these and other factors that could affect our financial results is included in the section entitled “Risk Factors” in our Annual Report on Form 10-K, and as amended on Form 10-K/A, for 2007 and in the reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission from time to time.
These documents are or will be available on the SEC Filings section of the Investor Relations section of our website at www.successfactors.com/investor.
SuccessFactors, Inc. assumes no obligation and does not intend to update these forward-looking statements, except as required by law.
“SuccessFactors” is a trademark of SuccessFactors, Inc., San Mateo, California. Other names used may be trademarks of their respective owners.

SuccessFactors, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	As of September 30,	As of December 31,
	2008	2007
	(unaudited)	(1)
Assets:
Current assets:
Cash and cash equivalents	$41,492	$82,274
Marketable securities	60,051	8,513
Accounts receivable, net of allowance for doubtful accounts	40,579	42,072
Deferred commissions	5,095	4,199
Prepaid expenses and other current assets	4,234	2,347

Total current assets	151,451	139,405
Restricted cash	1,424	964
Property and equipment, net	8,118	6,532
Deferred commissions, net of current portion	6,549	7,343
Other assets	279	300

Total assets	$167,821	$154,544

Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable	$4,386	$3,595
Accrued expenses and other current liabilities	10,168	7,016
Accrued employee compensation	17,261	18,265
Deferred revenue	115,626	84,624
Current portion of capital lease obligations	36	34

Total current liabilities	147,477	113,534
Capital lease obligations, net of current portion	29	56
Deferred revenue, net of current portion	20,431	16,386
Other long-term liabilities	2,814	4,625

Total liabilities	170,751	134,601

Stockholders’ equity:
Common stock	56	51
Additional paid-in capital	197,356	161,150
Accumulated other comprehensive income	(56)	55
Accumulated deficit	(200,286)	(141,313)

Total stockholders’ equity	(2,930)	19,943

Total liabilities and stockholders’ equity	$167,821	$154,544

(1)	The condensed consolidated balance sheet as of December 31, 2007 has been derived from audited financial statements.

SuccessFactors, Inc.
Condensed Consolidated Statements of Operations
(unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Revenue	$29,712	$16,744	$78,887	$44,139
Cost of revenue (1)	10,187	6,476	28,767	17,213

Gross profit	19,525	10,268	50,120	26,926

Operating expenses: (1)
Sales and marketing	25,251	20,119	70,121	49,427
Research and development	6,516	4,192	17,975	11,413
General and administrative	8,146	5,759	22,066	13,063

Total operating expenses	39,913	30,070	110,162	73,903

Loss from operations	(20,388)	(19,802)	(60,042)	(46,977)

Interest income (expense) and other, net	256	(318)	1,625	(2,066)

Loss before provision for income taxes	(20,132)	(20,120)	(58,417)	(49,043)

Provision for income taxes	(256)	(61)	(556)	(120)

Net loss	$(20,388)	$(20,181)	$(58,973)	$(49,163)

Net loss per common share, basic and diluted	$(0.37)	$(3.30)	$(1.11)	$(12.00)

Shares used in computing net loss per common share, basic and diluted	55,433	6,120	53,135	4,098

(1)	Amounts include stock-based compensation expenses as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Cost of revenue	$283	$138	$692	$259
Sales and marketing	1,021	910	2,707	1,390
Research and development	311	174	790	304
General and administrative	543	391	1,718	688

SuccessFactors, Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Cash flow from operating activities:
Net loss	$(20,388)	$(20,181)	$(58,973)	$(49,163)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,181	544	2,613	1,377
Gain on sale of asset	(64)	—	—	—
Amortization of deferred commissions	1,746	1,016	4,913	2,610
Stock-based compensation expense	2,158	1,613	5,907	2,641
Amortization of debt issuance costs	—	103	—	300
Adjustment to fair value of convertible preferred stock warrants	—	46	—	1,310
Changes in assets and liabilities:
Accounts receivable	(7,100)	282	1,493	(604)
Deferred commissions	(1,987)	(2,305)	(5,015)	(4,835)
Prepaid expenses and other current assets	854	531	(1,887)	(71)
Other assets	(16)	(588)	20	(684)
Accounts payable	3,768	1,038	794	3,472
Accrued expenses and other current liabilities	1,890	1,388	3,532	3,615
Accrued employee compensation	3,226	2,692	(1,004)	224
Other liabilities	(21)	835	(144)	1,463
Deferred revenue	12,423	10,894	35,047	22,132

Net cash used in operating activities	(2,330)	(2,092)	(12,704)	(16,213)

Cash flow from investing activities:
Restricted cash	(521)	(185)	(460)	(337)
Capital expenditures	(1,595)	(1,345)	(4,200)	(3,880)
Purchases of available-for-sale securities	(41,678)	—	(75,042)	(2,705)
Maturity of available-for-sale securities	8,981	110	23,484	1,990

Net cash used in investing activities	(34,813)	(1,420)	(56,218)	(4,932)

Cash flow from financing activities:
Proceeds from exercise of stock options, net	548	324	1,208	511
Proceeds from early exercise of stock options, net	162	—	162	—
Proceeds from initial public offering, net of offering costs	(258)	—	(545)	—
Proceeds from follow-on offering, net of offering costs	—	—	27,430	—
Proceeds from exercise of preferred stock warrants	—	20	—	20
Proceeds from advance of line of credit	—	10,000	—	10,000
Principal payments on capital lease obligations	(8)	(7)	(25)	(27)

Net cash provided by financing activities	444	10,337	28,230	10,504

Effect of exchange rate changes on cash and cash equivalents	(133)	21	(90)	27

Net increase (decrease) in cash and cash equivalents	(36,832)	6,846	(40,782)	(10,614)
Cash and cash equivalents at beginning of period	78,324	8,712	82,274	26,172

Cash and cash equivalents at end of period	$41,492	$15,558	$41,492	$15,558

SuccessFactors, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Net loss and net loss per share reconciliations:
GAAP net loss	$(20,388)	$(20,181)	$(58,973)	$(49,163)
(a) Stock-based compensation as measured under SFAS123R	2,158	1,613	5,907	2,641

Non-GAAP net loss excluding stock-based compensation expense	$(18,230)	$(18,568)	$(53,066)	$(46,522)

GAAP net loss per common share — basic and diluted	$(0.37)	$(3.30)	$(1.11)	$(12.00)

Non-GAAP net loss per common share (excluding stock-based compensation expense) - basic and diluted	$(0.33)	$(0.52)	$(1.00)	$(1.31)

GAAP shares used in computing net loss per common share, basic and diluted	55,433	6,120	53,135	4,098

Non-GAAP shares used in computing net loss per common share — basic and diluted	55,433	35,415	53,135	35,617

Total spend reconciliation:
GAAP total cost of revenue and operating expenses	$50,100	$36,546	$138,929	$91,116
(a) Stock-based compensation as measured under SFAS123R	2,158	1,613	5,907	2,641

Non-GAAP total cost of revenue and operating expenses (total spend)	$47,942	$34,933	$133,022	$88,475

Gross profit and gross margin reconciliation:
GAAP gross profit	$19,525	$10,268	$50,120	$26,926
(b) Stock-based compensation in cost of revenue as measured under SFAS123R	283	138	692	259

Non-GAAP gross profit	$19,808	$10,406	$50,812	$27,185

GAAP gross margin percentage	66%	61%	64%	61%

Non-GAAP gross margin percentage	67%	62%	64%	62%

Cost of revenue reconciliation:
GAAP cost of revenue	$10,187	$6,476	$28,767	$17,213
(b) Stock-based compensation in cost of revenue as measured under SFAS123R	283	138	692	259

Non-GAAP cost of revenue	$9,904	$6,338	$28,075	$16,954

Total operating expenses reconciliation:
GAAP operating expenses	$39,913	$30,070	$110,162	$73,903
(c) Stock-based compensation in operating expenses as measured under SFAS123R	1,875	1,475	5,215	2,382

Non-GAAP operating expenses	$38,038	$28,595	$104,947	$71,521

Total sales and marketing reconciliation:
GAAP sales and marketing	$25,251	$20,119	$70,121	$49,427
(d) Stock-based compensation in sales and marketing as measured under SFAS123R	1,021	910	2,707	1,390

Non-GAAP sales and marketing	$24,230	$19,209	$67,414	$48,037

Total research and development reconciliation:
GAAP research and development	$6,516	$4,192	$17,975	$11,413
(e) Stock-based compensation in research and development as measured under SFAS123R	311	174	790	304

Non-GAAP research and development	$6,205	$4,018	$17,185	$11,109

Total general and administrative reconciliation:
GAAP general and administrative expenses	$8,146	$5,759	$22,066	$13,063
(f) Stock-based compensation in general and administrative as measured under SFAS123R	543	391	1,718	688

Non-GAAP general and administrative	$7,603	$5,368	$20,348	$12,375

Operating margin reconciliation:
GAAP loss from operations	$(20,388)	$(19,802)	$(60,042)	$(46,977)
(b) Stock-based compensation in cost of revenue as measured under SFAS123R	283	138	692	259
(d) Stock-based compensation in sales and marketing as measured under SFAS123R	1,021	910	2,707	1,390
(e) Stock-based compensation in research and development as measured under SFAS123R	311	174	790	304
(f) Stock-based compensation in general and administrative as measured under SFAS123R	543	391	1,718	688

Non-GAAP loss from operations less SFAS123R	$(18,230)	$(18,189)	$(54,135)	$(44,336)

Revenue	$29,712	$16,744	$78,887	$44,139

Non-GAAP operating margin percentage	(61%)	(109%)	(69%)	(100%)